Exhibit 4.01

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

[certificate number]	INVESTVIEW, INC.	[share number]

AUTHORIZED COMMON STOCK 10,000,000,000 SHARES
PAR VALUE $0.001

	RESTRICTED SECURITIES	CUSIP NO. 46183W 10 1

This Certifies That:

is the RECORD HOLDER of

~ SHARES OF INVESTVIEW, INC. COMMON STOCK ~

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY	[CORPORATE SEAL]	PRESIDENT

Countersigned:
Standard Registrar & Transfer Company, Inc.		By: _________________________
12528 South 1840 East		Authorized Signature
Draper, Utah

NOTICE:	Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -		Custodian
TEN ENT -	as tenants by the entireties		(Cust)		(Minor)
JT TEN -	as joint tenants with right of		under Uniform Gifts to Minors Act
survivorship and not as
	tenants in common			(State)

Additional abbreviations may also be used though not in the above list.

For Value Received _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

NOTICE OF SIGNATURE GUARANTEE:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE FINANCIAL

INSTITUTION WITH MEMBERSHIP IN AN APPROVED SIGNATURE

MEDALLION GUARANTEE PROGRAM PURSUANT TO SEC RULE 17AD-15.

APPROVED PROGRAMS INCLUDE: New York Stock Exchange, Inc.

Medallion Signature Program; Stock Exchanges Medallion Program;

Securities Transfer Agents Medallion Program